                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            NEWS COMMUNICATIONS, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on the table below per Exchange Rules 14a-6(i)(1) an 0-11

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:
     2.   Form, Schedule or Registration Statement No.:
     3.   Filing Party:
     4.   Date Filed:

                            NEWS COMMUNICATIONS, INC.
                            2 Park Avenue, Suite 1405
                            New York, New York 10016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on June 3, 2004

To the Stockholders of
News Communications, Inc.:

     We are holding the annual meeting of the stockholders of News Communications, Inc., or NCI on June 3, 2004. The meeting will be held at the offices of our counsel, Katten Muchin Zavis Rosenman, 575 Madison Avenue, 11th Floor, New York, NY 10022-1104 at 10:00 am local time for the following purposes:

     1.   To elect seven directors (Proposal 1);

     2. To consider and vote upon a proposal to ratify the appointment of BDO Seidman LLP as NCI's independent auditors for the year ending December 31, 2004 (Proposal 2); and

     3. To transact such other business as may properly come before the annual meeting and all adjournments thereof.

     Our Board of Directors fixed the close of business on April 15, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any and all adjournments thereof. Consequently, only the holders of record of our (i) common stock, (ii) 8% Convertible Preferred Stock and (iii) $10 Convertible Preferred Stock at the close of business on April 15, 2004 are entitled to notice of and to vote at the meeting and at any and all adjournments thereof.

     Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed envelope to ensure your representation at the meeting. You are cordially invited to attend the meeting and, if you do so, you may personally vote, regardless of whether you have signed a proxy.

     Thank you for your support and continued interest in News Communications, Inc.

                      YOU MAY REVOKE THE PROXY AT ANY TIME
               BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

By order of the Board of Directors,

James A. Finkelstein
President and Chief Executive Officer

New York, NY
April 29, 2004

                            NEWS COMMUNICATIONS, INC.
                           Two Park Avenue, Suite 1405
                               New York, NY 10016

                                                                  April 29, 2004

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 3, 2004

General Information

     This proxy statement is furnished to the stockholders of News Communications, Inc., a Nevada corporation, which we sometimes refer to as NCI, in connection with the solicitation of proxies for use at NCI's annual meeting of Stockholders to be held on June 3, 2004, at 10:00 a.m. local time, at the offices of our counsel, Katten Muchin Zavis Rosenman, 575 Madison Avenue, 11th Floor, New York, NY, and any adjournment or postponement thereof.

     The mailing address of our principal executive offices is Two Park Avenue, Suite 1405, New York, NY 10016. We are first sending the proxy materials to stockholders on April 29, 2004.

Solicitation and Voting Procedures

     Only holders of record of shares of NCI's common stock, 8% Convertible Preferred Stock and $10 Convertible Preferred Stock at the close of business on April 15, 2004 are entitled to vote at the meeting. As of the record date, 12,287,025 shares of common stock, 14 shares of 8% Convertible Preferred Stock and 182,500 shares of $10 Convertible Preferred Stock were outstanding. For each proposal submitted for stockholder consideration at the meeting, each (i) common stockholder is entitled to one vote for each share of common stock held of record on April 15, 2004, (ii) 8% Convertible Preferred stockholder is entitled to vote each share of preferred stock on an "as converted" basis (158.7303 votes) for each share of 8% Convertible Preferred Stock held of record on April 15, 2004 and (iii) $10 Convertible Preferred stockholder is entitled to vote each share of preferred stock on an "as converted" basis (4.1535 votes) for each share of $10 Convertible Preferred Stock held of record on April 15, 2004. The presence, in person or by proxy, of the holders of a majority of the shares of common stock, 8% Convertible Preferred Stock and $10 Convertible Preferred Stock, collectively, entitled to vote at the meeting is necessary to constitute a quorum for the conduct of business at the meeting.

     Shares represented by proxies in the form enclosed, if the proxies are properly executed and returned and not revoked, will be voted as specified. Where no specification is made on a properly executed and returned proxy, the shares will be voted FOR the election of all nominees for director and FOR the ratification of the selection of BDO Seidman LLP to serve as independent auditors of NCI for the fiscal year ending December 31, 2004. To be voted, proxies must be filed with the Secretary of NCI prior to voting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the annual meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     A proxy may be revoked at any time prior to final tabulation of the votes at the meeting. Stockholders may revoke proxies by written notice to our company Secretary, E. Paul Leishman, by delivery of a proxy bearing a later date, or by personally appearing at the meeting and casting a contrary vote.

     The proxy solicitation is made by and on behalf of the Board of Directors. Solicitation of proxies for use at the meeting may be made in person or by mail, telephone or facsimile, by our officers and regular employees. Such persons will receive no additional compensation for any solicitation activities. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. NCI may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. NCI will bear the entire cost of the solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders.

     The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the meeting. The Board of Directors knows of no matters to come before the annual meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the annual meeting, it is the intention of each of the persons named in the accompanying proxy to vote such proxies in accordance with such person's discretionary authority to act in such person's best judgment.

     Each of the executive officers and directors has indicated his intent to vote all shares of common stock owned or controlled by him or her in favor of each item set forth herein.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Seven directors will be elected at the annual meeting for a term expiring at the next annual meeting and until their respective successors shall have been elected and qualified. Each of the nominees for director is currently a director of NCI.

     Each nominee has indicated that he is willing to serve as a director, if elected, and the Board of Directors of NCI has no reason to believe that any nominee(s) will not be a candidate or will become unable to serve. In the event that a nominee should become unable or unwilling to serve as a director, the shares represented by a properly executed and returned proxy will be voted for any substitute nominee who shall be designated by the current Board of Directors. Each of the following incumbent directors has consented to be a nominee in this Proxy Statement.

Nominees for Director:

     Nominees for reelection to the Board of Directors are: James A. Finkelstein, Jerry Finkelstein, Wilbur L. Ross, Jr., Martin A. Bell, Gary Weiss, Martin Mendelsohn, and Matthew Doull.

     Pursuant to the terms of a Stockholders' Agreement dated May 8, 2001 by and among Jerry Finkelstein, The Finkelstein Foundation Inc., Shirley Finkelstein, Melvyn I. Weiss, Wilbur L. Ross, Jr., M&B Weiss Family Partnership, J. Morton Davis, D.H. Blair Investment Banking Corp., Rivkalex Corporation, Rosalind Davidowitz and James A. Finkelstein, each of these stockholders have agreed, for so long as James A. Finkelstein is employed by NCI, to vote their shares to elect as directors of NCI:

          o Four persons designated by James Finkelstein, whose designees are currently himself, Jerry Finkelstein, and Mathew Doull (whose has been designated pursuant to the agreement with Hollinger NCI Holdings, LLC described below), and who has not exercised his right to designate a fourth nominee;

          o One person designated by J. Morton Davis, D.H. Blair Investment Banking Corp., Rivkalex Corporation and Rosalind Davidowitz, whose designee is currently Martin A. Bell;

          o One person designated by Wilbur L. Ross, Jr., whose designee is currently himself;

          o One person designated by Melvyn I. Weiss and M&B Weiss Family Partnership, whose designee is currently Gary Weiss; and

          o Two persons designated by mutual agreement of J. Morton Davis, Melvyn I. Weiss, and Wilbur L. Ross, Jr., whose designee is currently Martin Mendelsohn and who have not exercised their right to designate a second nominee.

     Further, under the Stockholders' Agreement, Mr. Davis, D.H. Blair Investment Banking Corp., Rivkalex Corporation and Rosalind Davidowitz have granted James A. Finkelstein an irrevocable proxy to vote all of the shares owned by them in favor of the proposals presented to the stockholders of NCI at the annual meeting.

     The persons that are parties to the Stockholders' Agreement control a majority of the voting power of NCI. Accordingly, the election of these designees and approval of the appointment of BDO Seidman LLP is assumed.

     Separately, Jerry Finkelstein has granted James A. Finkelstein a proxy to vote the shares owned by him and entities affiliated with him.

     James A. Finkelstein is also a party to an Operating Agreement of JAF-HLR, LLC with Hollinger NCI Holdings, LLC. Under the terms of the Operating Agreement, Mr. Finkelstein has agreed to designate two persons selected by Hollinger NCI Holdings, LLC to fill two of the four directorships that Mr. Finkelstein has the right to designate under the Stockholders' Agreement. Hollinger NCI Holdings, LLC has designated Mathew Doull as a designee to NCI's Board of Directors and has not exercised its right to designate a second nominee.

     Biographical information concerning each of the director nominees is set forth under "MANAGEMENT" below.

Required Vote and Recommendation of Board of Directors

     The election of directors requires the affirmative vote of a plurality of the votes cast in person or by proxy at the annual meeting. Each proxy received will be cast FOR the election of the nominees named below unless otherwise specified in the proxy. Under Nevada law, where NCI is incorporated, shares as to which there is an abstention or broker non-vote shall be deemed to be present at the meeting for purposes of determining a quorum. However, because under Nevada law the nominees for the election of directors must be elected by a plurality of the votes cast at the election, abstentions and broker non-votes will have no effect on the outcome of this vote.

The Board recommends that you vote FOR the election to the Board of all of the nominees named above.

                                   MANAGEMENT

     Set forth below is certain information regarding NCI's current executive officers, directors standing for re-election at the annual meeting, and other significant employees and their ages and position are as follows:

--------------------------------------------------------------------------------
Name of Individual         Age   Title
--------------------------------------------------------------------------------
James A. Finkelstein (1)    55   President, Chief Executive Officer and Director
--------------------------------------------------------------------------------
Jerry Finkelstein (2)       88   Chairman of the Board of Directors
--------------------------------------------------------------------------------
Wilbur L. Ross, Jr. (1)     65   Director
--------------------------------------------------------------------------------
Martin A. Bell (2)          53   Director
--------------------------------------------------------------------------------
Gary Weiss (1)(2)           41   Director
--------------------------------------------------------------------------------
Martin Mendelsohn (3)       61   Director
--------------------------------------------------------------------------------
Matthew Doull               34   Director
--------------------------------------------------------------------------------
E. Paul Leishman            56   Chief Financial Officer and Secretary
--------------------------------------------------------------------------------

(1) Member of Executive Committee
(2) Member of Compensation Committee
(3) Member of Audit Committee

     James A. Finkelstein has been President, Chief Executive Officer and Director of NCI since June 2001. Mr. Finkelstein served as President and Chief Executive Officer of The New York Law Journal Publishing Company and its predecessor companies beginning in 1974. He is the former publisher of The New York Law Journal and the founder and publisher of The National Law Journal. Mr. Finkelstein currently serves as President of Marquis Who's Who LLC. Mr. Finkelstein formerly served as media advisor to DB Capital Partners and is presently a consultant serving as Chairman of Global Media Partners of DLJ Merchant Banking Partners III, L.P. at Credit Suisse First Boston. Mr. Finkelstein is the son of Jerry Finkelstein, the Chairman of the Board of Directors of NCI.

     Jerry Finkelstein has been Chairman of the Board of Directors since 1993, and a Director of NCI since December 1987. He served as publisher of The New York Law Journal from 1960 to 1984. Mr. Finkelstein is a former member of the Board of Directors of Rockefeller Center, Inc., Chicago Milwaukee Corporation, Chicago Milwaukee Railroad Corporation and TPI Enterprise, Inc., formerly Telecom Plus International Inc., a communications company. He is also a former Commissioner of the Port Authority of New York and New Jersey. Mr. Finkelstein is the father of James A. Finkelstein, the President, Chief Executive Officer and a Director of NCI.

     Wilbur L. Ross, Jr. has been a Director of NCI since October 1996. Mr. Ross served as Chief Executive Officer of NCI from October 1996 to August 1999. From 1988 to March 2000, Mr. Ross was Executive Managing Director of Rothschild Inc. and Chairman of Rothschild Recovery Fund and Asia Recovery Fund. On April 1, 2000, Mr. Ross purchased the controlling interest in the General Partner of these funds and Rothschild Recovery Fund was renamed WLR

Recovery Fund. Mr. Ross resigned from Rothschild Inc. and organized WL Ross & Co. L.L.C., a merchant banking firm with headquarters in New York. Mr. Ross is a Director of Syms Corp., a clothing retailer, Tong Yang Life Insurance Co. (Korea), Clarent Hospital Corp. and 360networks Inc. He is the Chairman of the Board of International Steel Group, Marquis Who's Who, LLC, Burlington Industries and Ohizumi Manufacturing Co. He also serves as a member of the Alternative Investments Committee of the New York Society of Security Analysts.

     Martin A. Bell has been a Director of NCI since July, 1999. He has been Vice Chairman of D.H. Blair Investment Banking Corp. since December 1995, prior to which time he served as Senior Vice President and General Counsel to the firm.

     Gary Weiss has been a Director of NCI since July, 1999. He is President of Weiss Capital Group LLC, an investment and consulting firm since 1997.

     Martin Mendelsohn has been a Director of NCI since July, 1999. Since 2001, he has been a partner at Schnader Harrison Segal & Lewis. From 1992 through 2001, he was a partner at Verner, Liipfert, Bernhard, McPherson and Hand.

     Matthew Doull has been a Director of NCI since August 5, 2002. He has served as President or Partner of Hollinger Capital or an affiliate, investment subsidiaries of a major newspaper publishing company, since 1996, prior to which he was Associate Publisher of Wired Magazine. He is also a director of Fulcrum Analytics, Inc., and Vault.com Inc. From 1998 to 2000, Mr. Doull served as chairman of Trip.com Inc.

     E. Paul Leishman has been Chief Financial Officer of NCI since June 2001 and has been Corporate Controller since September 2000. From August 1996 through December 1999, Mr. Leishman was Corporate Controller of Thomson Newspapers, Inc. Prior to that time, Mr. Leishman has held management positions at other media companies including Conde Nast Publications, BPI Communications, Inc., and Harcourt Brace and Company.

     Officers serve at the discretion of the Board of Directors.

Director Compensation

     On August 17 of each year (or the first business day thereafter), pursuant to our Non-Discretionary Directors Stock Option Plan, each director is granted a five-year option to purchase 3,333 shares of our common stock at the market price on the date of grant which is vested in full on the date of grant. Except for these option grants, we have no established compensation arrangements with our directors for their service as directors.

The Board and its Committees

Director Independence

The Board of Directors has determined that each of the nominees for director, with the exception of James A. Finkelstein, Jerry Finkelstein and Matthew Doull are "independent" within the definition of Rule 4200(a) (15) of NASDAQ's listing standards, as currently in effect.

Meetings of the Board of Directors

     During the fiscal year ended December 31, 2003, the Board of Directors held three meetings, including regularly scheduled and special meetings. The Board of Directors also has established standing executive, audit and compensation committees. During this period, all of the directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served, except that Gary Weiss missed one of the meetings of the Board of Directors.

Committees of the Board of Directors

     The Board of Directors currently has three committees, the Executive Committee, the Audit Committee and the Compensation Committee.

     The Executive Committee consists of James A. Finkelstein, Wilbur L. Ross, Jr. and Gary Weiss. Mr. Ross serves as Chairman of the Executive Committee. During the year ended December 31, 2003, the Executive Committee did not meet.

     The Audit Committee consists of Martin Mendelsohn who is independent under the listing standards of NASDAQ. The Audit Committee is governed by a written charter adopted by the Board of Directors, a copy of which is attached hereto as Appendix A. The Audit Committee recommends the independent accountants appointed by the Board of Directors to audit our financial statements, which includes an inspection of our books and accounts, and reviews with such accountants the scope of their audit and their report thereon, including any questions and recommendations that may arise relating to such audit and report or our internal accounting and auditing system procedures. Also, as further described below, the Audit Committee reviews the financial statements with the accountants. The Audit Committee does not have a Financial Expert, but rather relies on the knowledge of the members of the Board of Directors, the officers of NCI, and its outside accountants. During the year ended December 31, 2003, the Audit Committee had four meetings.

     The Compensation Committee consists of Martin A. Bell and Gary Weiss. The function of the Compensation Committee is to review and approve the compensation of executive officers and establish targets and incentive awards under our incentive compensation plans. During the year ended December 31, 2003, the Compensation Committee did not have any formal meetings.

     The Board of Directors does not have a standing Nominating Committee because all of the Board of Director nominees are governed by the terms of the Stockholders' Agreement. The Board of Directors does not currently have a process for security holders to send communications to the Board of Directors. The Board intends to consider such a process at its next meeting of the Board of Directors.

Other Information about our Board of Directors

     Although we do not have a policy with regard to Board members' attendance at our annual meetings of stockholders, all of the directors are encouraged to attend such meetings.

                             EXECUTIVE COMPENSATION

     The following table and footnotes discuss the compensation paid in 2003, 2002, and 2001 to (i) our Chief Executive Officer and (ii) the other two executive officers:

                           Summary Compensation Table

                                       Annual Compensation                   Long-Term Compensation
------------------------------------------------------------------------------------------------------------------
                                                             Restricted                  Securities
                                         Annual     Annual      Stock     Other Annual   Underlying
     Name and Principal       Fiscal     Salary     Bonus      Awards     Compensation     Options      All Other
          Position             Year     ($) (1)      ($)         ($)           ($)           (#)      Compensation
------------------------------------------------------------------------------------------------------------------
James A. Finkelstein,          2003     $275,470        --        --            --           3,333          --
   President and Chief         2002     $144,326   $25,000        --            --           3,333          --
   Executive Officer (1)       2001     $ 83,000        --        --            --           3,333          --
------------------------------------------------------------------------------------------------------------------
E. Paul Leishman,              2003     $139,842   $10,000        --            --              --          --
   Chief Financial             2002     $128,365   $10,000        --            --              --          --
   Officer & Secretary         2001     $113,942   $ 5,000        --            --              --          --
------------------------------------------------------------------------------------------------------------------
Jerry Finkelstein,             2003     $ 79,293        --        --            --           3,333          --
   Chairman of the Board of    2002     $ 95,000        --        --            --           3,333          --
   Directors and Director      2001     $ 95,000        --        --            --           3,333          --
------------------------------------------------------------------------------------------------------------------

(1) Includes some compensation accrued but not paid during each applicable year.

                       Options Grants in Last Fiscal Year

     The following table sets forth the stock options granted to the executive officers named in the Summary Compensation Table during the year 2003, pursuant to NCI's stock option plans.

-----------------------------------------------------------------------------------------------
                        Number of     Percent of Total
                       Securities    Options Granted to
                       Underlying       Employees In      Exercise or
                       Options (1)       Fiscal Year      Base Price    Expiration   Grant Date
        Name               (#)               (%)            ($/Sh)         Date       Value (2)
-----------------------------------------------------------------------------------------------
James A. Finkelstein      3,333             33.3             $0.80       08/17/06      $1,172
-----------------------------------------------------------------------------------------------
Jerry Finkelstein         3,333             33.3             $0.80       08/17/06      $1,172
-----------------------------------------------------------------------------------------------

(1) These awards were granted on August 18, 2003 pursuant to News Communications, Inc. Non-Discretionary Directors Stock Option Plan. The options vest on date of grant and have a term of 5 years from the date of grant.

(2) The fair value of each stock option, $0.3519, was estimated on the date of the grant using the Black-Scholes option pricing model. The assumptions were 45.37%, 3.35%, and 0% for the volatility, risk free yield and dividend yield, respectively.

     NCI used the same Black-Scholes calculation to determine the stock option expense of $0.3519 per option stated in NCI's audited financial statements for the year ended December 31, 2003.

 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                     Values

     The following table sets forth, with respect to the persons named in the Summary Compensation Table, information concerning the securities underlying unexercised options, all of which were exercisable. No options were exercised and none of the options were in-the-money at December 31, 2003.

-------------------------------------------------------------------
                                                    Securities
                          Shares       Value        Underlying
                       Acquired on   Realized   Unexercised Options
          Name           Exercise      ($)          Exercisable
-------------------------------------------------------------------
James A. Finkelstein       --                         9,999 (1)
-------------------------------------------------------------------
Jerry Finkelstein          --                       406,665 (2)
-------------------------------------------------------------------

(1)  Includes stock options at exercise prices ranging from $0.79 to $1.00.

(2)  Includes stock options at exercise prices ranging from $0.79 to $7.875.

                              EMPLOYMENT AGREEMENTS

     On May 8, 2001 NCI entered into a Letter Agreement with James A. Finkelstein pursuant to which Mr. Finkelstein is employed as President and Chief Executive Officer, of NCI, for no definitive term. Mr. Finkelstein's employment commenced June 4, 2001 at an annual salary of $150,000. In January 2003, the Board of Directors granted Mr. Finkelstein an increase in salary of $100,000 to an annual salary of $250,000 effective January 1, 2003. Mr. Finkelstein's salary also increases on the first day of each calendar year by not less than 5%. The Board also granted Mr. Finkelstein a bonus of $25,000 for the year ended December 31, 2002 that because of cash constraints of NCI was paid in 2004. In addition to his base salary, we provide Mr. Finkelstein with medical and certain other benefits.

     Mr. Jerry Finkelstein was employed as Chairman of the Board of Directors under a written employment agreement which terminated on August 19, 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain office facilities of NCI's subsidiary, Dan's Papers, Inc. have been leased since 1988 from Dan Rattiner, an officer and former stockholder of Dan's Papers, Inc. Rental expense amounted to approximately $81,600 and $88,600 for the years ended December 31, 2003 and 2002, respectively. The lease payment is adjusted annually based on the Consumer Price Index. The lease term is for ten years with a renewal option of five years. The original lease term expires on October 31, 2008.

     During March 2001, NCI received $200,000 in the form of an 8% Convertible Note from D.H. Blair Investment Banking Corp. Principal and interest are due on the earlier of (a) July 31, 2005, or (b) upon the next round of equity financing. As of December 31, 2003, accrued interest on the Note was $45,172. The holders of the 8% Convertible Note have the right to convert the principal amount and accrued interest under the note at a conversion price of $1.00 per share at any time before the payment in full of such amounts due under the note.

     On November 11, 2002, pursuant to an Asset Purchase Agreement by and among Tribco, LLC, Tribco Incorporated, a subsidiary of NCI, and NCI, Tribco Incorporated sold substantially all of the assets and liabilities to Tribco, LLC for cash and shares of NCI common stock having a an aggregate value of $1,115,000. Michael Schenkler, a director of NCI until November 11, 2002 and Gary Weiss, a director of NCI, are directors, officers and/or investors of Tribco Incorporated.

     On November 27, 2002, pursuant to the terms of a Letter Agreement by and between Daniel Rattiner and NCI, Mr. Rattiner, the publisher of Dan's Papers, exercised his option to require NCI to purchase shares of common stock of Dan's Papers, Inc (the "Put Shares") which NCI did not already own. NCI purchased the Put Shares for a total of $1,600,000, of which $400,000 was paid at closing on November 27, 2002. The balance of the purchase price is due, with interest at a rate of prime plus one percent, in two equal installments on the first and second anniversaries of the closing. Payment of the first installment was made by NCI.

     On December 11, 2002, the former Editor-in-Chief and Publisher of The Hill, concurrent with his resignation, exercised an option to liquidate and cash-out a phantom equity interest in The Hill, that was granted to him upon the start-up and launch of The Hill in 1994. Under the terms of his agreement, the amount owed to him was $224,922. This included the phantom equity interest, accrued bonus and vacation, plus interest at 8%. $112,461 of the amount due was paid in April and May 2003 and the $112,461 balance due will be paid in May 2004.

     On March 17, 2003, pursuant to a Subscription Agreement, the President of NCI, James A. Finkelstein, acquired 50,000 shares of NCI's common stock at a purchase price of $1.00 per share.

     On March 24, 2003, pursuant to a Subscription Agreement, Melvin A. Weiss purchased 50,000 shares of NCI's common stock at a purchase price of $1.00 per share.

     The transactions described above are on terms as favorable to NCI as those that could have been obtained from independent third parties and arms-length negotiations.

                          COMPENSATION COMMITTEE REPORT

Overall Policy

     The Compensation Committee of the Board of Directors is responsible for determining and administering our compensation policies for the remuneration of our officers. In the absence of a Compensation Committee, the Board of Directors is responsible for such activities. The Compensation Committee or the Board of Directors, as the case may be, annually evaluates individual and corporate performance from both a short-term and long-term perspective.

Salaries

     The policy is to provide salaries (i) that are approximately at the median of salaries paid to similar executive officers in similar companies, adjusted in the Compensation Committee's or the Board of Directors' subjective judgment to reflect differences in duties of the officers and differences in the size and stage of development of the companies, in order to attract and retain qualified executives and (ii) that compensate individual employees for their individual contributions and performance. The Compensation Committee or the Board of Directors determines comparable salaries paid by other companies similar to us through its subjective evaluation of its members' knowledge of salaries paid by other companies, studies conducted about our industry, salary requests of individuals interviewed by us for open positions and recommendations of management. The Compensation Committee or the Board of Directors subjectively evaluates this information and our financial resources and prospects to determine die salary and severance arrangements for an executive officer.

Bonuses

     Cash bonuses are awarded to executive officers based upon a subjective evaluation by the Compensation Committee of the performance of each named executive officer during the year.

Stock Options

     Equity-based compensation principally has been in the form of stock options. The Compensation Committee and the Board of Directors believe that stock options represent an important component of a well-balanced compensation program. Because stock option awards provide value only in the event of share price appreciation, stock options enhance management's focus on maximizing long-term stockholder value and thus provide a direct relationship between an executive's compensation and the stockholders' interests. No specific formula is used to determine stock option awards for an employee. Rather, individual award levels are based upon the subjective evaluation of each employee's overall past and expected future contributions to our success.

Compensation of the Chief Executive Officer

     The philosophy, factors and criteria of the Compensation Committee and the Board of Directors generally applicable to our officers are also applicable to the Chief Executive Officer. Mr. Finkelstein, our Chief Executive Officer during 2003, received a base salary of $275,470 and benefits. Because of cash restrictions on NCI, Mr. Finkelstein deferred salary totaling $99,077, which was accrued to December 31, 2003 and was subsequently paid in January 2004. Pursuant to the Directors and Officers Stock Option Plan, Mr. Finkelstein received three grants of 3,333 options on August 17, 2001, August 17, 2002, and August 18, 2003, respectively, with a strike price of $1.00, $0.79 and $0.80, respectively.

                                                          COMPENSATION COMMITTEE

                                                          Martin A. Bell
                                                          Gary Weiss

The Compensation Committee Report will not be deemed to be incorporated by reference into any filing by NCI under the Securities Act of 1933 or the Exchange Act, except to the extent that NCI specifically incorporates the same by reference.

                             Audit Committee Report

     During fiscal 2003, the Audit Committee was comprised of one non-employee director, Martin Mendelsohn. The Board of Directors adopted a written charter for the Audit Committee during fiscal 2004, a copy of which is attached as Annex A.

     The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-KSB with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

     BDO Seidman LLP is our independent auditor and is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and for issuing a report thereon. One of the responsibilities of the Audit Committee is to monitor and oversee the audit process and in this context, the Audit Committee has held discussions with management and BDO Seidman, LLP. In 2003, the Audit Committee held four regularly scheduled meetings by telephone conference call with BDO Seidman, LLP and management.

     The Audit Committee discussed with BDO Seidman, LLP the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2003. Also the Audit Committee has discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees). In addition, the Audit Committee has discussed with BDO Seidman, LLP their independence from management of NCI, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, as amended (Independent Discussions with Audit Committees), which were submitted to NCI, and considered the compatibility of non-audit services with the auditors' independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements referred to above be included in NCI's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                                          AUDIT COMMITTEE

                                                          Martin Mendelsohn

The Audit Committee Report will not be deemed to be incorporated by reference into any filing by NCI under the Securities Act of 1933 or the Exchange Act, except to the extent that NCI specifically incorporates the same by reference.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of NCI's common stock, as of April 26, 2004, by each person known to NCI to beneficially own more than 5% of NCI's outstanding common stock, by each person who is a director of NCI, by each person listed in the Summary Compensation Table and by all directors and officers of NCI as a group.

     The information contained in the table was furnished by the persons listed therein. The calculations of the percent of shares beneficially owned are based on 11,628,691 shares of common stock outstanding as of April 26, 2004 plus, with respect to each such person, the number of additional shares that will be outstanding upon the conversion of outstanding shares of our $10 Convertible Preferred Stock and upon the exercise of the warrants and options exercisable within sixty (60) days set forth herein.

     James A. Finkelstein, Jerry A. Finkelstein, Melvyn I. Weiss, Wilbur L. Ross, Jr., J. Morton Davis, and Rosalind Davidowitz are all parties to a Stockholders' Agreement dated May 8, 2001, described above under "Nominees for Director".

                                             Number of Shares    Approximate
             Name and Address                 of Common Stock     Percentage
   of Beneficial Owners and Management      Beneficially Owned   of Class(1)
   -----------------------------------      ------------------   -----------
James A. Finkelstein                           8,955,836(1)         60.46%
Two Park Avenue, Suite 1405
New York, NY 10016

Hollinger NCI Holdings LLC                     4,168,445(2)         28.21%
712 Fifth Avenue
New York, NY 10019

Martin A. Bell                                    16,665(3)(8)          *
D.H. Blair Investment Banking Corp.
44 Wall Street
New York, NY 10005

J. Morton Davis                                3,004,245(7)         24.93%
D.H. Blair Investment Banking Corp.
44 Wall Street
New York, NY 10005

Jerry Finkelstein                                673,999(3)(4)       5.60%
35 East 76th Street
New York, NY 10021

----------

                                             Number of Shares    Approximate
             Name and Address                 of Common Stock     Percentage
   of Beneficial Owners and Management      Beneficially Owned   of Class(1)
   -----------------------------------      ------------------   -----------
Martin Mendelsohn                                 16,665(3)             *
Schnader Harrison Segal, & Lewis
2001 Pennsylvania Avenue, NW Suite 300
Washington, D.C. 20006

Wilbur L. Ross, Jr.                              679,539(3)(5)       5.72%
101 E. 52nd Street, 19th Floor
New York, NY 10022

Gary Weiss                                       166,665(3)          1.41%
Weiss Capital Group LLC
99 Seaview Blvd.
Port Washington, NY 11050

Melvyn I. Weiss                                1,608,774(5)(6)      13.74%
One Pennsylvania Plaza
New York, NY 10119

Rosalind Davidowitz
c/o Rivkalex Corporation                       1,608,774(9)         15.95%
44 Wall Street
New York, NY 10005

Matthew Doull
Hollinger International, Inc.                      6,666(3)             *
712 Fifth Avenue
New York, NY 10019

David Selengut
Ellenoff Grossman & Schole LLP                 1,103,667(10)         9.49%
370 Lexington Avenue
New York, NY 10017

E. Paul Leishman                                       0                *
Two Park Avenue, Suite 1405
New York, NY 10016

All Directors and Executive Officers as a     10,252,032(11)        65.38%
Group (9 persons)

----------
*    Less than one percent.

(1) Includes (i) 50,000 shares of common stock directly owned by Mr. Finkelstein, (ii) 1,018,445 shares of common stock and 3,150,000 shares of common stock issuable upon the exercise of warrants owned by JAF-HLR, LLC ("JAF-HLR"), in which Mr. Finkelstein owns a 50% interest; (iii) options to purchase 9,999 shares of common stock; and (iv) 4,702,885 shares of common stock owned by the J. Morton Davis and his affiliates (the "Davis Group") and Jerry Finkelstein and his affiliates (the "Finkelstein Group") and 24,506 shares of common stock currently issuable upon conversion of 5,900 shares of $10 Convertible Preferred Stock owned by the Davis Group, the voting rights of which have been transferred to Mr. Finkelstein. Beneficial ownership of one half of the shares and warrants set forth in clause (ii) above and all of the shares and warrants referenced in clauses (iv) above is disclaimed.

(2) Includes 1,018,445 shares of common stock and 3,150,000 shares of common stock issuable upon the exercise of options and warrants owned by JAF-HLR, in which Hollinger-NCI Holdings LLC owns a 50% interest. Beneficial ownership of one half of the shares and warrants held by JAF-HLF is disclaimed

(3) Includes the following numbers of shares purchasable upon the exercise of presently exercisable options : Mr. Bell--16,665; Mr. Jerry
     Finkelstein--409,998; Mr. Mendelsohn--16,665; Mr. Ross--84,999; Mr. G. Weiss--166,665; Mr. Doull--6,666.

(4)  Includes

     (a) 9,945 shares owned by The Jerry Finkelstein Foundation, Inc., of which Jerry Finkelstein is President, and (b) 66,667 shares owned by The Estate of Shirley Finkelstein, of which Jerry Finkelstein is executor.

(5) Includes the following numbers of shares issuable upon conversion of shares of $10 Convertible Preferred Stock: Davis Group--24,506; Mr. Ross--166,141; Mr. M. Weiss--83,070.

(6)  Includes 457,304 shares owned by the M&B Weiss Family Limited Partnership.

(7)  Includes

     (a)  2,455,000 shares of common stock;

     (b) 150,000 shares of common stock issuable upon the exercise of warrants owned by D.H. Blair Investment Banking Corp., of which J. Morton Davis is a Director and the sole stockholder;

     (c)  129,567 shares owned directly by Mr. Davis;

     (d) 24,506 shares of common stock issuable upon exercise of 5,900 shares of $10 Convertible Preferred Stock; and

     (e) 245,172 shares of common stock to be issued upon conversion of 8% Convertible Notes owned by D.H. Blair Investment Banking Corp.

     Does not include

     (a) 41,006 shares owned by Rivkalex Corporation ("Rivkalex"), a private corporation owned by Rosalind Davidowitz, Mr. Davis's wife, and

     (b) 1,813,311 shares of common stock owned by Rosalind Davidowitz. Mr. Davis and D.H. Blair Investment Banking Corp. expressly disclaim beneficial ownership of all securities held by Rivkalex and Rosalind Davidowitz.

(8) Does not include 2,584,567 shares of common stock, warrants to purchase 391,139 shares of common stock or 24,506 shares of common stock issuable upon conversion of $10 Convertible Preferred Stock and 8% Convertible Preferred Stock owned by D.H. Blair Investment Banking Corp., of which Martin A. Bell is Vice Chairman. Mr. Bell expressly disclaims beneficial ownership of all securities held by D.H. Blair Investment Banking Corp.

(9)  Includes 41,006 shares owned by Rivkalex.

     Does not include

     (a)  2,455,000 shares of common stock owned by J. Morton Davis;

     (b) 150,000 shares of common stock issuable upon the exercise of warrants owned by D.H. Blair Investment Banking Corp., of which J. Morton Davis is a Director and the sole stockholder;

     (c)  129,567 shares owned directly by Mr. Davis;

     (d) 24,506 shares of common stock issuable upon exercise of 5,900 shares of $10 Convertible Preferred Stock; and

     (e) 241,139 shares of common stock to be issued upon conversion of 8% Convertible Notes owned by D.H. Blair Investment Banking Corp.

(10) Consists of 1,103,667 shares of common stock owned by Venturetek, L.P. in which Mr. Selengut is the beneficial owner.

(11) Includes shares issuable upon exercise of the options referenced in (1),
     (2) and (3) above, shares issuable upon the conversion of the $10 Convertible Preferred Stock referenced in (5) above and shares issuable upon the exercise of the warrants in (1) above.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Upon the recommendation of the Board of Directors and the Audit Committee, the firm of BDO Seidman LLP has been selected as independent auditors to audit and report upon our consolidated financial statements for the 2004 fiscal year subject to ratification by the stockholders. BDO Seidman, LLP served as our independent auditors in fiscal year 2003 and in prior years. If the appointment of BDO Seidman, LLP is not approved or if that firm shall decline to act or their employment is otherwise discontinued, the Board of Directors will appoint other independent auditors.

     A BDO Seidman, LLP representative is not expected to be present at the annual meeting.

     We have been advised by BDO Seidman, LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in NCI or its subsidiaries.

Audit Fees

     BDO Seidman, LLP is NCI's principal independent auditor. The aggregate fees billed or to be billed by BDO Seidman, LLP for each of the last two fiscal years for professional services rendered for our annual audit, review of financial statements included in our quarterly reports on Form 10-QSB and review of the documents filed with the SEC were $87,000 for 2003 and $105,000 for 2002.

Audit-Related Fees

     The aggregate fees billed or to be billed by BDO Seidman, LLP for each of the last two fiscal years for assurance and related services that were reasonably related to the audit of of the NCI 401(k) Retirement Savings PLan were $12,100 for 2003 and $10,500 for 2002. The nature of the services performed for these fees included services in connection with proposed and consummated dispositions of businesses.

Tax Fees

     The aggregate fees billed by BDO Seidman, LLP in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning were $23,000 for 2003 and $19,000 for 2002.

All Other Fees

     We did not make any other payment to BDO Seidman, LLP during 2003 and 2002.

Pre-Approval Policies and Procedures

     It is our policy that all services provided by BDO Seidman, LLP shall be pre-approved by the Audit Committee. BDO Seidman, LLP will provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the fiscal year and the estimated fees for such services. Pre-approval of audit and permitted non-audit services may be given by the Audit Committee at any time up to one year before the commencement of such services by BDO Seidman, LLP.

     Under the policy, pre-approval is generally provided for work associated with statutory or other financial audit work that is not required for the 1934 Act audits; due-diligence work for potential acquisitions or disposals; attest services not required by statue or regulation; adoption of new accounting pronouncements or auditing and disclosure requirements and accounting or regulatory consultations; review of information systems security and controls; tax compliance, tax planning and related tax services, excluding any tax service provided by regulatory or other oversight authorities; and assistance and consultation on questions raised by regulatory agencies. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of the approval to permit the Audit Committee to make a determination whether the provision of such services would impair the independent auditor's independence.

Required Vote and Recommendation of Board of Directors

     To ratify the selection of BDO Seidman LLP, the number of shares that are voted in favor of ratification must exceed the number of shares that are voted against ratification. Under Nevada law, shares as to which there is an abstention or broker non-vote shall be deemed to be present at the meeting for purposes of determining a quorum. However, because under Nevada law approval of this proposal requires that the votes cast in favor of it exceeds the votes cast opposing it, abstentions and broker non-votes will have no effect on the outcome of this proposal. If stockholders do not ratify the selection of BDO Seidman LLP, the Board of Directors will consider other independent auditors.

The Board recommends a vote for ratification of the appointment of BDO Seidman LLP as NCI's independent auditors for the year ended December 31, 2004.

                                  OTHER MATTERS

Stockholder Proposals

     Stockholder proposals will be considered for inclusion in the Proxy Statement for the 2005 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, if they are received by our corporate Secretary at least 120 days before the anniversary of the previous year's annual meeting.

     Stockholders who intend to present a proposal at the 2005 Annual Meeting of Stockholders without inclusion of such proposal in NCI's proxy materials for the 2005 Annual Meeting are required to provide notice of such proposal to us no later than thirty-five (35) days nor more than sixty (60) days prior to the annual meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

     Proposals and notices of intention to present proposals at the 2005 Annual Meeting should be addressed to E. Paul Leishman, Secretary, News Communications, Inc., 2 Park Avenue, Suite 1405, New York, New York 10016.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") requires NCI's Executive officers, directors, and persons who beneficially own greater than 10% of the registered class of its equity securities to file certain reports ("Section 16 Reports") with the Securities and Exchange Commission with respect to ownership of the common stock and other equity securities of NCI. Based on solely on our review of the copies of such reports furnished to NCI and written representations that no other reports were required, NCI's officers, directors and greater than 10% stockholders complied with these Section 16(a) filing requirements with respect to their common stock during the fiscal year ended December 31, 2003, except that each of Messrs. James A. Finkelstein, Jerry Finkelstein, Ross, Bell, Weiss, Mendelsohn, and Doull were each late in filing one report.

Annual Report

     Enclosed in this package, please find a copy of the Annual Report on Form 10-KSB for the year ended December 31, 2003. Included in that report is the audited financial statements for fiscal year ended December 31, 2003.

Code of Ethics

     NCI has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other senior financial officers. NCI will provide to any person without charge a copy of the Code of Ethics. Written requests for the Code of Ethics such report should be directed to our Chief Financial Officer, News Communications, Inc., 2 Park Avenue, Suite 1405, New York, New York 10016.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to vote. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

April 29, 2004
New York, New York

                                                                         ANNEX A
                             AUDIT COMMITTEE CHARTER

Purpose

     The committee will represent and assist the Board in fulfilling its oversight responsibility to the stockholder and others relating to the integrity of NCI's financial statements and the financial reporting process, the systems of internal accounting and the financial controls, the annual independent audit of NCI's financial statements, NCI's compliance with legal and regulatory requirements, and, when adopted, its ethics programs. The Committee shall also oversee the independent auditors' qualifications and independence, and will evaluate their performance, including a review and evaluation of the engagement partner and coordinating partner. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, and management of NCI. The Committee is also responsible for producing an annual report for inclusion in NCI's proxy statement.

Committee Membership

     The Committee shall be appointed by the Board and presently is comprised of one director. Each Committee member shall meet the requirements of federal laws and regulations, with respect to audit committees, as they may become applicable from time to time. No member may serve on the audit committees of more than three public companies. Committee members may receive no compensation from NCI other than the options granted to the Board members. All Committee members will be financially literate, and at least one member will have accounting or related financial management expertise as determined by the Board. The Board will designate a Chairman for the committee. The Committee may form and delegate authority to subcommittees when appropriate.

Committee Authority and Responsibilities

     The primary responsibility of the Committee is to oversee NCI's financial controls and reporting processes on behalf of the board and report the results of its activities to the Board. Management is responsible for preparing NCI's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee may perform such other duties and responsibilities as are consistent with its purpose and as the board or the committee deems appropriate.

     1. Independent Auditors. The Committee shall have a clear understanding with the management and the independent auditors that the independent auditors are ultimately accountable to the Committee and the Board, as representatives of NCI's stockholders. The committee shall have the authority to hire, evaluate and, where appropriate, replace the independent auditors and, in its capacity as a committee of the Board, shall be directly responsible for the appointment, compensation and general oversight of the work of the independent auditors.

     2. Audit Services. The Committee shall discuss with the independent auditors the overall scope and plans for the audits including their responsibilities and the staffing and compensation. The Committee shall approve in advance all audit engagement fees and the terms of all services to be provided.

     3. Permissible Non-audit Services. The Committee shall establish policies and procedures for the engagement of the independent auditors to provide permissible non-audit services for which pre-approval is required.

     4. Review of Interim Financial Statements. The committee shall review the interim financial statements, disclosures under Management's Discussion and Analysis of financial Condition and Results of Operations, with management and the independent auditors prior to the filing of each of NCI's Quarterly Reports on form 10-Q. The Committee will discuss the results and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     5. Review of Annual Audited Financial Statements. The committee shall review with management and the independent auditors the financial statements to be included in NCI's Annual Report on Form 10-K (or the annual report to the stockholders if distributed prior to the filing of the Form 10-K), including (a) their judgment about the quality, not just acceptability, of NCI's accounting principles, including significant financial reporting issues and judgments made in connection with the financial statement preparation; b) the clarity of the financial statement disclosures; and (c) NCI's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, including critical accounting policies.

               The Committee will also review with management and the independent auditors (a) major issues regarding accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles; (b) major issues regarding the adequacy of internal controls and steps taken in light of material deficiencies; and, (c) the effects of regulatory and accounting initiatives on the financial statements.

               The Committee will discuss the results of the annual audit and any difficulties the independent auditors encountered in the course of their audit work including any restrictions on the scope of the auditors' activities or on access to requested information, and any significant disagreements with management. The Committee will also discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards in the United States of America, and the annual report on internal controls by the Chief Executive Officer and Chief Financial Officer, as reviewed by the independent auditors.

               Based on these reviews, the Committee will make a recommendation to the Board as to whether the audited financial statements should be included in NCI's Annual Report on Form 10-K.

     6. Risk Assessment and Risk Management. The committee will review and discuss with management and the independent auditors NCI's policies and procedures with respect to risk assessment and risk management.

     7. Internal Controls, Disclosure Controls and Procedures. The Committee will review and discuss NCI's disclosure controls and procedure, and the quarterly assessments of such controls and procedures by the Chief Executive Officer and Chief Financial Officer.

     8. Complaint Procedures. The Committee shall establish procedures for handling complaints regarding accounting, internal controls and auditing matter.

     9. Compliance Programs. The Committee shall periodically review and discuss with management and the independent auditors the adequacy and effectiveness of NCI's legal, regulatory and ethical compliance programs.

     10. Report for Inclusion in Proxy Statement. The Committee shall prepare the report required by SEC rules to be included in NCI's annual proxy statement.

     11. Hiring of Auditor Personnel. The Committee shall set hiring policies with regard to employees and former employees of the independent auditors.

     12. Charter. The Committee shall periodically review and reassess the adequacy of the Charter and recommend any proposed changes to the Board of approval.

     13. Annual Performance Evaluation. The Committee shall annually review its own performance.

     14. Investigative Authority. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of NCI.

Outside Advisors

     The Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it deems appropriate to assist the Committee in the performance of its functions. The committee shall be provided with appropriate funding, as determined by the Committee, for the payment of compensation to such outside counsel, accountants, experts and other advisors.

Meetings

     The Committee will meet as often as may be deemed necessary or appropriate in its judgment, at least quarterly each year, and at such times and places as the Committee shall determine. The majority of the Committee members shall constitute a quorum.

     The Committee shall report to the Board with respect to its meetings, including any significant issues that arise with respect to the quality or integrity of NCI's financial statements,

NCI's compliance with legal or regulatory requirements, and the performance and independence of NCI's independent auditors.

[FORM OF PROXY-FRONT SIDE OF TOP PORTION]

To Our Stockholders,

You are cordially invited to attend our annual meeting of Stockholders, to be held at the offices of our counsel, Katten Muchin Zavis Rosenman, located at 575 Madison Avenue, 11th Floor, New York, NY 10022-1104 at 10:00 a.m. local time on June 3, 2004.

The enclosed Proxy Statement provides you with additional details about items that will be addressed at the annual meeting. Following consideration of the proposals set forth in the Proxy Statement, an overview of NCI's activities will be presented and we will be available to answer any questions you may have. After reviewing the Proxy Statement, please sign, date and indicate your vote for the items listed on the Proxy Card below and return it by mail in the enclosed, postage-paid envelope, whether or not you plan to attend the annual meeting.

Thank you for your prompt response.

Sincerely,
E. Paul Leishman
Secretary

(Continued, and to be signed on reverse side)

[Company logo]

--------------------------------------------------------------------------------

[FORM OF PROXY - REVERSE SIDE OF TOP PORTION]

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) James A. Finkelstein or E. Paul Leishman the lawful attorney and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the 2004 Annual Meeting of Stockholders of News Communications, Inc. to be held at the offices of Katten Muchin Zavis Rosenman, our counsel, at 575 Madison Avenue, 11th Floor, New York, New York on Thursday June 3, 2004, at 10:00 a.m. local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.

In accordance with his discretion, said attorney and proxys is authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

This proxy when properly executed will be voted in the manner described herein by the undersigned stockholder. If no instructions are given, the shares will be voted FOR the election of the nominees for directors named below and FOR Proposal No. 2. Any prior proxy is hereby revoked.

(Please detach here)

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

[Please mark your vote as indicated in this example. [X]

THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR PROPOSAL 1.

PROPOSAL 1 - Election of James A. Finkelstein, Jerry Finkelstein, Wilbur L. Ross, Jr., Martin A. Bell, Gary Weiss, Martin Mendelsohn, and Matthew Doull as Directors.

     [ ] FOR all nominees listed below   [ ] WITHHOLD AUTHORITY
     (except as marked to the contrary   to vote for all nominees listed
     below)                              below.

     (INSTRUCTION - To withhold authority to vote for any of the nominees strike a line through the nominee's name in the list above)

THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR PROPOSAL 2.

PROPOSAL 2 - Ratification of the appointment of BDO Seidman LLP as the independent auditors of NCI.

                        [ ]            [ ]          [ ]
                        FOR          AGAINST      ABSTAIN


     Signature                            Signature
              ---------------------------          --------------------------

     Date
         -----------

     Please mark, date and sign exactly as your name(s) appear(s) above and return in the enclosed envelope. If acting as attorney, executor, administrator, trustee, guardian, etc., please give full title. If the signer is a corporation, please sign the full corporate name by fully authorized officer. If shares are held jointly, each stockholder named should sign.